EXHIBIT 10.45

PANDA-ROSEMARY CORPORATION
A Panda Company

May 7, 1990

Mr. Calvin B. Wells, President
North Carolina Natural Gas Corporation
P.O. Box 909
Fayetteville, NC 28302-0909

RE:  Amendment Number 1 to
     Pipeline Operating Agreement Dated February 14,
     1990

Gentlemen:

In accordance with our previous discussion, this letter will when appropriately executed constitute our agreement relative to the captioned matter.

The undersigned parties to the subject Agreement hereby amend the captioned Agreement as follows:

1.  The  third  paragraph on page 2 of the Agreement
(commencing smith "WHEREAS, NCNG desires" and ending with "interconnection; and'' is hereby deleted in its entirety.

2.  The following new Sections are hereby added to
Article III of the Agreement.

     "Section   3.13.  NCNG  (i)  will  not construct
     any facilities  which  connect the PANDA  Pipeline
     to  any third party and (ii) will not knowingly or
     willfully  do anything  or take  any action in
     connection  with  the PANDA Pipeline tonal is
     beyond or in contravention  of the  duties and
     obligations which it has undertaken  in the
     PIPELINE  OPERATING AGREEMENT  and  which  shall
     subject  the PANDA Pipeline to the jurisdiction
     of  or regulation by   tile   Federal   Energy
     Regulatory Commission.

     Section  3.14. NCNG may deliver gas which  it
     sells  to PANDA  (or  which it transports for
     PANDA under  Section 3.08   of  the  PIPELINE
     OPERATING AGREEMENT) through either of the two tie-ins which connect the NCNG system and the PANDA Pipeline. If PANDA should ever have the opportunity to sell gas to NCNG, then such delivery shall be made at NCNG' s interconnections with Transco or Columbia, and then only after NCNG agrees in writing to such deliveries and after appropriate arrangements are made by PANDA with Transco or Columbia. No such gas sold by PANDA to NCNG shall be delivered through the two tie-ins which connect the NCNG system and the PANDA pipeline.

           4100 Spring Valley, Suite 1001
           Dallas, Texas 75244
           214/980-7159
           Fax 980-6815

     Nothing herein shall be construed to prevent the free flow of gas through said tie-ins each month for balancing purposes as contemplated in the Pipeline and Operating Agreement and gas taken by NCNG through its balancing efforts shall not be deemed to be a sale of gas by PANDA to NCNG.

3. The phrase "except as provided in Section 5.02 below" is hereby deleted from Section S.01 of the Agreement. Section 5.02 of the Agreement is hereby deleted in its entirety.

4. The body of Section 6.07 of the Agreement is hereby deleted in its entirety and the following is substituted therefor:

     "NCNG shall not receive natural gas for its own account through PANDA' s interconnections with Transco or Columbia."

5. The following new Section 19.12 is hereby added to the Agreement.

     "Section 19. 12. PANDA shall have the right, but not the obligation, to waive the right to receive any payment due from NCNG at any time."

6. The remaining terms and conditions of the captioned
Agreement shall, except to the extent affected by this Amendment Number 1, remain in full force and effect and shall henceforth be construed together with this Amendment Number 1.
Sincerely,

PANDA ENERGY CORPORATION  PANDA-ROSEMARY CORPORATION


_____________________     _________________
Robert W. Carter          Robert W. Carter
Chairman                  Chairman and
                          President

                          AGREED AND ACCEPTED THIS 9th
                          DAY OF MAY, 1990.


                          NORTH CAROLINA NATURAL GAS
                          CORPORATION

                          By: _______________
                              Clavin B. Wells
                              President